SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement

[ ] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ] Definitive Proxy Statement

[X] Definitive Additional Materials

[ ] Soliciting Material Pursuant to Section 240.14a-12

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Eaton Vance California Municipal Bond Fund

Eaton Vance California Municipal Income Trust

Eaton Vance Enhanced Equity Income Fund

Eaton Vance Enhanced Equity Income Fund II

Eaton Vance Floating-Rate 2022 Target Term Trust

Eaton Vance High Income 2021 Target Term Trust

Eaton Vance Limited Duration Income Fund

Eaton Vance Municipal Bond Fund

Eaton Vance Municipal Income Trust

Eaton Vance Municipal Income 2028 Term Trust

Eaton Vance National Municipal Opportunities Trust

Eaton Vance New York Municipal Bond Fund

Eaton Vance Risk-Managed Diversified Equity Income Fund

Eaton Vance Short Duration Diversified Income Fund

Eaton Vance Tax-Managed Buy-Write Income Fund

Eaton Vance Tax-Managed Buy-Write Opportunities Fund

Eaton Vance Tax-Managed Buy-Write Strategy Fund

Eaton Vance Tax-Managed Diversified Equity Income Fund

Eaton Vance Tax-Advantaged Dividend Income Fund

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund

Eaton Vance Tax-Managed Global Diversified Equity Income Fund

Eaton Vance Tax-Advantaged Global Dividend Income Fund

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund

(Name of Registrant as Specified in Its Charter)

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(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

(1) Title of each class of securities to which transaction applies:

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(2) Aggregate number of securities to which transaction applies:

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(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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(4) Proposed maximum aggregate value of transaction:

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(5) Total fee paid:

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[ ] Fee paid previously with preliminary materials.

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[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount previously paid:

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(2) Form, Schedule or Registration Statement no.:

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(3) Filing Party:

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(4) Date Filed:

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December 28, 2020

IMPORTANT DEADLINE

Subject: Fund Name(s) Merged

Dear Shareholder:

As a shareholder in the above-referenced Fund(s), you are an important part of the decisions made regarding the Fund(s). We are requesting your prompt response pertaining to important operating initiatives. We need to hear from you no later than January 6, 2021.

It is very important that we speak to you regarding this matter. The call will only take a few minutes of your time and there is no confidential information required.

Please contact us toll-free at 1-888-541-9895, Ext. 9 between 9:00 a.m. and 10:00 p.m. Eastern Time Monday through Friday or 10:00 a.m. to 6:00 p.m. Eastern Time on Saturday. At the time of the call, please reference the number listed below.

Thank you.

        ID NUMBER: 1234567

December 28, 2020

IMPORTANT DEADLINE

Subject: Fund Name(s) Merged

Dear Shareholder:

As a shareholder in the above-referenced Fund(s), you are an important part of the decisions made regarding the Fund(s). We are requesting your prompt response pertaining to important operating initiatives. We need to hear from you no later than January 6, 2021.

It is very important that we speak to you regarding this matter. The call will only take a few minutes of your time and there is no confidential information required.

Please contact us toll-free at 1-888-280-6942 Ext. 12 between 9:00 a.m. and 10:00 p.m. Eastern Time Monday through Friday or 10:00 a.m. to 6:00 p.m. Eastern Time on Saturday. At the time of the call, please have the enclosed proxy card available.

Thank you.

Investor Contact: (800) 262-1122

FOR IMMEDIATE RELEASE

Certain Eaton Vance Closed-End Funds Joint Special Meeting Of Shareholders

On January 7, 2021 Will Be A Virtual Meeting

BOSTON, MA, December 23, 2020 — The following notice relates to the Joint Special Meeting of Shareholders of the following closed-end funds:

Eaton Vance California Municipal Bond Fund (NYSE American: EVM)
Eaton Vance California Municipal Income Trust (NYSE American: CEV )
Eaton Vance Enhanced Equity Income Fund (NYSE: EOI)
Eaton Vance Enhanced Equity Income Fund II (NYSE: EOS)
Eaton Vance Floating-Rate 2022 Target Term Trust (NYSE: EFL)
Eaton Vance High Income 2021 Target Term Trust (NYSE: EHT)
Eaton Vance Limited Duration Income Fund (NYSE American: EVV)
Eaton Vance Municipal Bond Fund (NYSE American: EIM)
Eaton Vance Municipal Income 2028 Term Trust (NYSE: ETX)
Eaton Vance Municipal Income Trust (NYSE: EVN)
Eaton Vance National Municipal Opportunities Trust (NYSE: EOT)
Eaton Vance New York Municipal Bond Fund (NYSE American: ENX)
Eaton Vance Risk-Managed Diversified Equity Income Fund (NYSE: ETJ)
Eaton Vance Short Duration Diversified Income Fund (NYSE: EVG)
Eaton Vance Tax-Advantaged Dividend Income Fund (NYSE: EVT)
Eaton Vance Tax-Advantaged Global Dividend Income Fund (NYSE: ETG)
Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund (NYSE: ETO)
Eaton Vance Tax-Managed Buy-Write Income Fund (NYSE: ETB)
Eaton Vance Tax-Managed Buy-Write Opportunities Fund (NYSE: ETV)
Eaton Vance Tax-Managed Diversified Equity Income Fund (NYSE: ETY)
Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund (NYSE: ETW)
Eaton Vance Tax-Managed Global Diversified Equity Income Fund (NYSE: EXG)
Eaton Vance Tax-Managed Buy-Write Strategy Fund (NYSE: EXD)
(each, a “Fund” and collectively, the “Funds”)

Notice That Joint Special Meeting Of Shareholders

Will Be A Virtual Meeting

Due to the emerging public health impact of the coronavirus pandemic (COVID-19), travel guidelines in Massachusetts and surrounding areas, and to support the health and well-being of our shareholders, NOTICE IS HEREBY GIVEN that the Joint Special Meeting of Shareholders of the Funds to be held on Thursday, January 7, 2021 at 11:30 a.m. Eastern Time (the “Meeting”) will be a virtual meeting via a web-based portal. Shareholders will not be able to attend the Meeting in person.

If you were a record holder of Fund shares as of October 29, 2020 (i.e., you held Fund shares in your own name directly with the Fund), you can participate in and vote at the Meeting by emailing your full name and address to AST Fund Solutions, LLC (“AST”) at attendameeting@astfinancial.com. You will then be provided with credentials to participate in the Meeting. You will also be able to vote during the Meeting by entering the control number found on the proxy card or notice you previously received. Requests to participate in and vote at in the Meeting must be received by AST no later than 3:00 p.m. Eastern Time on January 6, 2021.

If you held Fund shares through an intermediary (such as a broker-dealer) as of October 29, 2020, and wish to participate in and vote at the Meeting, you will need to obtain a legal proxy from your intermediary reflecting the Fund’s name, the number of Fund shares you held, and your name and email address. You may forward an email from your intermediary containing the legal proxy or attach an image of the legal proxy to an email and send it to AST at attendameeting@astfinancial.com with “Legal Proxy” in the subject line. You will then be provided with credentials to participate in the Meeting, as well as a unique control number to vote your shares at the Meeting. If you would simply like to participate in but NOT vote at the Meeting, please send an email to AST at attendameeting@astfinancial.com with proof of ownership of Fund shares. A statement, letter or the Vote Instruction Form from your intermediary will be sufficient proof of ownership. You will then be provided with credentials to participate in the Meeting. All requests to participate in the Meeting must be received by AST no later than 3:00 p.m. Eastern Time on January 6, 2021.

The Funds and the Boards of Trustees are closely monitoring the evolving COVID-19 situation and if circumstances change, the Funds will issue additional press release(s) updating shareholders regarding the Meeting. Whether or not you plan to participate in the Meeting, we urge you to vote and submit your vote in advance of the Meeting by one of the methods described in the Funds’ proxy materials. The proxy statement is available online at https://funds.eatonvance.com/closed-end-fund-and-term-trust-documents.php. The proxy card included with the Funds’ previously distributed proxy materials will not be updated to reflect the change to a virtual meeting and may continue to be used to vote your shares in advance of the Meeting. Please contact AST at attendameeting@astfinancial.com with any questions regarding accessing the Meeting and an AST representative will contact you to answer your questions.

By Order of the Boards of Trustees,

/s/ Maureen A. Gemma

Maureen A. Gemma

Secretary

About Eaton Vance Corp.

The Funds’ investment adviser is Eaton Vance Management, a subsidiary of Eaton Vance Corp. Eaton Vance Corp. (NYSE: EV) provides advanced investment strategies and wealth management solutions to forward-thinking investors around the world. Through principal investment affiliates Eaton Vance Management, Parametric, Atlanta Capital, Calvert and Hexavest, the Company offers a diversity of investment approaches, encompassing bottom-up and top-down fundamental active management, responsible investing, systematic investing and customized implementation of client-specified portfolio exposures. As of October 30, 2020, Eaton Vance had consolidated assets under management of $515.7 billion. For more information, visit eatonvance.com.

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Subject line: Eaton Vance Proxy Information (OR –sent as a reply to financial advisor’s email with questions)

Name,

I wholly recognize that our proxy outreach to shareholders may result in questions from your clients, and we appreciate your support of these important matters. As it pertains to your questions surrounding the upcoming votes, [Wholesaler] and I would like to assist in the process in any way possible.

Below are a few points I’ve highlighted to address some of the most commonly asked questions that you may articulate to your clients.

Will my clients be receiving phone calls?

  Shareholders may receive phone calls daily beginning about a week after the proxy statements mail (closed-end fund calls have already begun and open-end fund calls are expected to start in January).
  Shareholders may also receive hard copy correspondence regarding the proxy statements.

How can my clients stop receiving calls?

  Please ask your clients to vote. Shareholders will stop receiving phone calls once they vote.

Can my clients vote online?

  Yes. Shareholders can vote online, on the phone, or via mail.

When will the calls stop?

  We encourage you to advise clients to vote so they no longer receive calls and additional correspondence.

If a client asks you how they should vote, what should you say?

  We encourage shareholders to vote in favor of the proposals.
  Approval will provide continuity of the funds’ investment programs and help ensure that fund operations continue uninterrupted after the close of the transaction.

Here are some additional resources for Public Use that you can share with your clients:

  Eaton Vance Proxy website
  Eaton Vance and Morgan Stanley Press Release
  Proxy 101 and FAQ document

Here is an Advisor Use Only resource which cannot be shared with your clients:

  FA Proxy & Consent process letter - EV version

As I mentioned [Wholesaler] and I want understand your specific concerns and assist you as much as possible. Please feel free to call us, if you’d like to discuss these matters further.

[Signature]

SHAREHOLDERS SHOULD READ THEIR FUND'S DEFINITIVE PROXY STATEMENT. IT CONTAINS IMPORTANT INFORMATION. EACH FUND WILL MAIL ITS DEFINITIVE PROXY STATEMENT TO SHAREHOLDERS AS OF THE RELEVANT RECORD DATE. EACH FUND'S DEFINITIVE PROXY STATEMENT AND OTHER RELATED MATERIALS WILL ALSO BE AVAILABLE, WITHOUT CHARGE, ON THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE.

NOT FDIC INSURED | NOT BANK GUARANTEED | MAY LOSE VALUE

Investment Professional Use Only. Not to Be Used With the Public.

©2020 Eaton Vance Management

Two International Place, Boston, MA 02110

eatonvance.com | 800-836-2414